Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:

Investor Relations

703-742-5393

InvestorRelations@quadramed.com

QUADRAMED CORPORATION ANNOUNCES Q2 2006 RESULTS

Revenues of $32 million Drive Operating Performance

Net Income of $3.8 million

Cash Flow from Operations of $4.1 million

RESTON, VA – (August 9, 2006) — QuadraMed Corporation (Amex:QD) announced today that it will report net income of $3.8 million before preferred stock accretion for the three months ended June 30, 2006, compared to net income of $1.3 million for the same period in 2005. Income from operations was $3.6 million for the three months ended June 30, 2006, compared to income from operations of $1.2 million for the same period in 2005. On a year-to-date basis, net income was $2.0 million in 2006 compared to a net loss of $(1.2) million for the corresponding six month period in 2005.

Cash provided by operating activities was $4.1 million for the three months ended June 30, 2006, compared to $8.9 million for the three months ended June 30, 2005. Overall, net cash flow for the current quarter was an increase of $2.4 million, compared to an increase of $8.6 million during the comparable quarter in 2005. Cash and cash equivalents were $39.2 million and $29.0 million as of June 30, 2006 and 2005 respectively.

Revenues of $32.0 million, gross margin of 64% and operating expenses of $16.9 million combined to produce the achieved operating results for the quarter. These compare to revenues of $30.7 million, gross margin of 64% and operating expenses of $18.5 million of the same period in 2005.

EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) was $5.6 million for the three months ended June 30, 2006, compared to EBITDA of $3.6 million for the same period in 2005.

The Company will also report net income attributable to common shareholders of $2.6 million, or $0.06 basic per share and $0.03 fully-diluted per share for the three months ended June 30, 2006; this is compared to net income attributable to common shareholders of $0.1 million, or zero basic and fully-diluted per share for the same period in 2005.

“We are pleased that the management actions taken in late 2005 and earlier this year combined with our focus on sales bookings and installation project control are producing results. Although the majority of our revenue is recurring and has a high degree of predictability, some of it is project specific and therefore one-time in nature, as can be seen in these second quarter results. We continue to focus on executing on our strategic and operating plans, while advancing the success of healthcare organizations through solutions that leverage quality care into positive financial outcomes for our clients”, said Keith Hagen, QuadraMed president and chief executive officer.

Management will review these results in an investment community conference call at 4:00 PM Eastern (1:00 PM Pacific) on Wednesday, August 9, 2006. To ensure fair dissemination of information, no inquiries of management should be made regarding QuadraMed’s results until after the conference call. A brief question and answer period will follow management’s presentation. The dial-in number for the conference call is 800-946-0783 domestic, and 719-457-2658 international. Callers should dial in by 3:45 PM Eastern (12:45 PM Pacific) to register. The call will also be webcast live and available to the public via the Investor Relations section of QuadraMed’s webpage at www.quadramed.com. Please note that the webcast is listen-only. Listeners should access the website at 3:45 PM Eastern (12:45 PM Pacific) to register and to download and install any necessary audio software. The webcast replays will be available until 12:00 AM ET on August 15, 2006 by dialing 719-457-0820 or 888-203-1112. The replay passcode is 4718036.

Attachments	Exhibit 1	Condensed Consolidated Balance Sheets as of June 30, 2006 and December 31, 2005
	Exhibit 2	Condensed Consolidated Statements of Operations for the Three Months Ended June 30, 2006
and 2005 and Six Months Ended June 30, 2006 and 2005
	Exhibit 3	Condensed Consolidated Statements of Cash Flows for the Three Months Ended June 30,
2006 and 2005 and Six Months Ended June 30, 2006 and 2005
	Exhibit 4	Reconciliation of EBITDA and Non-GAAP Measurements for the Three Months Ended June
30, 2006, March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and
March 31, 2005
	Exhibit 5	Reconciliation of EBITDA and Non-GAAP Measurements for the Six Months Ended June 30,
2006 and June 30, 2005 and the Twelve Months Ended June 30, 2006

About QuadraMed Corporation

QuadraMed Corporation advances the success of healthcare organizations through IT solutions that leverage quality care into positive financial outcomes. As evolving reimbursement scenarios challenge healthcare organizations to leverage quality of care into payment, clients committing to QuadraMed’s care-based solutions can realize market leading financial performance. Using QuadraMed’s end-to-end solutions to optimize the patient experience and leverage quality of care into payment, our clients can receive the proper reimbursement, in the shortest time, at the lowest administrative cost. Behind our products and services is a staff of almost 600 professionals whose experience and dedication to service have earned QuadraMed the trust and loyalty of customers at approximately 2,000 healthcare provider facilities. To find out more about QuadraMed, visit www.quadramed.com.

Cautionary Statement on Risks Associated with QuadraMed’s Forward-Looking Statements

This press release contains forward-looking statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, by QuadraMed that are subject to risks and uncertainties. The words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “may,” “should,” “could,” and similar expressions are intended to identify such statements. Forward-looking statements are not guarantees of future performance and are to be interpreted only as of the date on which they are made. QuadraMed undertakes no obligation to update or revise any forward-looking statement except as required by law. QuadraMed advises investors that it discusses risk factors and uncertainties that could cause QuadraMed’s actual results to differ from forward-looking statements in its periodic reports filed with the Securities and Exchange Commission (“SEC”). QuadraMed’s SEC filings can be accessed through the Investor Relations section of our website, www.quadramed.com, or through the SEC’s EDGAR Database at www.sec.gov (QuadraMed has EDGAR CIK No. 0001018833).

QuadraMed Affinity and Care-based Revenue Cycle are registered trademarks of QuadraMed Corporation. All other trademarks are the property of their respective holders.

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Exhibit 1

QUADRAMED CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

(unaudited)

	June 30, 2006	December 31, 2005
ASSETS
Current assets
Cash and cash equivalents	$39,154	$33,042
Accounts receivable, net of allowance for doubtful accounts of $3,878 and $4,177, respectively	22,840	27,089
Unbilled and other receivables	3,334	3,387
Notes and other receivables, net of allowance for doubtful accounts of $822 and $715, respectively	—	50
Prepaid expenses and other current assets	11,857	11,734

Total current assets	77,185	75,302
Restricted cash	2,368	2,391
Property and equipment, net of accumulated depreciation and amortization of $20,129 and $19,052, respectively	3,108	3,737
Capitalized software development costs, net of accumulated amortization of $12,980 and $12,562, respectively	63	481
Goodwill	25,983	25,983
Other intangible assets, net of accumulated amortization of $26,007 and $23,343, respectively	4,459	7,143
Other long-term assets	4,485	4,859

Total assets	$117,651	$119,896

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$3,932	$3,551
Accrued payroll and related	7,275	7,422
Other accrued liabilities	5,961	10,114
Dividends payable	6,488	9,054
Deferred revenue	54,554	52,169

Total current liabilities	78,210	82,310
Accrued exit cost of facility closing	2,812	3,613
Other long-term liabilities	2,993	2,781

Total liabilities	84,015	88,704
Stockholders’ equity
Preferred stock, $0.01 par, 5,000 shares authorized; 4,000 shares issued and outstanding	90,727	88,231
Common stock, $0.01 par, 150,000 shares authorized; 42,101 and 41,245 shares issued and outstanding, including 457 and 457 shares of treasury stock, respectively	426	417
Shares held in treasury	(5)	(5)
Additional paid-in-capital	303,394	302,324
Accumulated other comprehensive loss	(157)	(89)
Accumulated deficit	(360,749)	(359,686)

Total stockholders’ equity	33,636	31,192

Total liabilities and stockholders’ equity	$117,651	$119,896

Exhibit 1 to Press Release dated August 9, 2006

Exhibit 2

QUADRAMED CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three months ended, June 30,		Six months ended, June 30,
	2006	2005	2006	2005
Revenue
Services	$2,706	$3,547	$5,621	$6,624
Maintenance	14,241	13,975	27,803	27,385
Installation and other	3,283	2,408	6,155	5,104

Services and other revenue	20,230	19,930	39,579	39,113
Licenses	11,380	9,782	20,562	20,134
Hardware	418	971	815	1,811

Total revenue	32,028	30,683	60,956	61,058

Cost of revenue
Cost of services and other revenue	7,189	7,119	14,651	14,438
Royalties and other	3,026	2,259	5,790	4,426
Amortization of acquired technology and capitalized software	956	1,024	1,951	2,059

Cost of license revenue	3,982	3,283	7,741	6,485
Cost of hardware revenue	421	543	784	1,508

Total cost of revenue	11,592	10,945	23,176	22,431

Gross margin	20,436	19,738	37,780	38,627

Operating expense
General and administration	4,307	6,175	10,929	12,285
Software development	7,842	7,724	15,956	15,441
Sales and marketing	3,628	3,495	7,119	7,567
Amortization of intangible assets and depreciation	1,081	1,115	2,204	2,706

Total operating expenses	16,858	18,509	36,208	37,999

Income from operations	3,578	1,229	1,572	628

Other income (expense)
Interest expense, includes non-cash charges of $102, $191 and $221, $356, respectively	(103)	(191)	(226)	(360)
Interest income	399	120	765	221
Other income (expense), net	36	138	54	(16)

Other income (expense)	332	67	593	(155)

Income from continuing operations before income taxes	$3,910	$1,296	$2,165	$473
Provision for income taxes	(63)	(3)	(161)	(14)

Income from continuing operations	3,847	1,293	2,004	459
Loss from discontinued operations	—	—	—	(1,686)

Net income (loss)	$3,847	$1,293	$2,004	$(1,227)
Preferred stock accretion	(1,257)	(1,191)	(2,496)	(2,366)

Net income (loss) attributable to common shareholders	$2,590	$102	$(492)	$(3,593)

Income (loss) per share-basic
Continuing operations	$0.06	$0.00	$(0.01)	$(0.05)
Discontinued operations	—	—	—	(0.04)

Net income (loss)	$0.06	$0.00	$(0.01)	$(0.09)

Income (loss) per share-diluted
Continuing operations	$0.03	$0.00	$(0.01)	$(0.05)
Discontinued operations	—	—	—	(0.04)

Net income (loss)	$0.03	$0.00	$(0.01)	$(0.09)

Weighted average shares outstanding
Basic	41,864	40,499	41,602	40,338

Diluted	78,072	73,992	41,602	40,338

Exhibit 2 to Press Release dated August 9, 2006

Exhibit 3

QUADRAMED CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2006	2005	2006	2005
Cash flows from operating activities
Net income (loss) attributable to common shareholders	$2,590	$102	$(492)	$(3,593)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	2,144	2,471	4,340	6,013
Preferred stock accretion	1,257	1,191	2,496	2,366
Impairment and other charges for Financial Services Division	—	—	—	914
Provision for bad debts	434	625	820	825
Stock-based compensation expense	293	—	660	—
Other	(21)	—	(21)	—
Changes in assets and liabilities:
Accounts receivable	4,469	3,825	3,429	(6,617)
Prepaid expenses and other	(490)	1,112	360	2,990
Accounts payable and accrued liabilities	(675)	1,763	(4,573)	(3,191)
Deferred revenue	(5,861)	(2,198)	2,385	8,396

Cash provided by operating activities	4,140	8,891	9,404	8,103
Cash flows from investing activities
Decrease (increase) in restricted cash	(57)	1,562	23	1,547
Capital expenditures	(269)	(501)	(500)	(804)
Other	7	(50)	16	(117)

Cash (used in) provided by investing activities	(319)	1,011	(461)	626
Cash flows from financing activities
Proceeds from issuance of common stock and other	172	108	419	606
Payment of preferred stock dividends	(1,625)	(1,375)	(3,250)	(2,750)

Cash used in financing activities	(1,453)	(1,267)	(2,831)	(2,144)
Net increase in cash and cash equivalents	2,368	8,635	6,112	6,585
Cash and cash equivalents, beginning of period	36,786	20,379	33,042	22,429

Cash and cash equivalents, end of period	$39,154	$29,014	$39,154	$29,014

Supplemental disclosure of cash flow information
Net cash (refunded) paid for taxes	(14)	—	11	—

Exhibit 3 to Press Release dated August 9, 2006

Exhibit 4

QUADRAMED CORPORATION

Reconciliation of EBITDA and Non-GAAP Measurements

(in thousands)

(unaudited)

	For the Three Months Ended
	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)
Net income (loss), as reported	$3,847	($1,843)	$1,247	($3,958)	$1,293	($2,520)
Adjustments to Net Income for EBITDA
Interest Expense	103	123	(156)	403	191	169
Interest Income	(399)	(366)	(305)	(223)	(120)	(101)
Benefit (provision) for Income Taxes	63	98	149	114	3	11
Depreciation and Amortization	2,060	2,094	2,137	3,082	2,280	3,377

Subtotal Adjustments for EBITDA	1,827	1,949	1,825	3,376	2,354	3,456

EBITDA	$5,674	$106	$3,072	($582)	$3,647	$936

Proforma Net Income (Loss) before Preferred Stock Accretion
Net income (loss), as reported	$3,847	($1,843)	$1,247	($3,958)	$1,293	($2,520)
Exit Cost on Facility Closing (San Rafael)	—	—	—	1,066	—	—
Exit Cost on Facility Closing (Discontinued Operation)	—	—	—	817	—	1,032
Cash Severance	142	315	—	2,344	—	—
Non-Cash Severance	—	—	—	850	—	592
Costs of Litigation	27	1,124	—	—	—	—
Gain on Sale of EDI Division	—	—	—	(383)	—	—
Loss from Discontinued Operation	—	—	(68)	—	—	654

Subtotal Proforma adjustments	169	1,439	(68)	4,694	—	2,278

Proforma net income (loss)	$4,016	($404)	$1,179	$736	$1,293	($242)

Proforma Income (Loss) from Operations
Income (loss) from operations, as reported	$3,578	($2,006)	$817	($2,826)	$1,229	($601)
Exit Cost on Facility Closing (San Rafael)	—	—	—	1,066	—	—
Cash Severance	142	315	—	2,344	—	—
Non-Cash Severance	—	—	—	850	—	592
Costs of Litigation	27	1,124	—	—	—	—
Gain on Sale of EDI Division	—	—	—	(383)	—	—

Subtotal Proforma adjustments	169	1,439	—	3,877	—	592

Proforma Income (loss) from operations	$3,747	($567)	$817	$1,051	$1,229	($9)

Other Information
Revenue	$32,028	$28,928	$31,209	$30,046	$30,683	$30,375
Costs of Revenue	$11,592	$11,584	$11,806	$11,407	$10,945	$11,485

Gross Margin	$20,436	$17,344	$19,403	$18,639	$19,738	$18,890

Gross Margin %	64%	60%	62%	62%	64%	62%

Exhibit 4 to Press Release dated August 9, 2006

Exhibit 5

QUADRAMED CORPORATION

Reconciliation of EBITDA and Non-GAAP Measurements

(in thousands)

(unaudited)

	For the Six Months Ended		Last 12 Months Ended
	6/30/06	6/30/05	6/30/06
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)
Net income (loss), as reported	$2,004	($1,227)	($707)
Adjustments to Net Income for EBITDA	—	—	—
Interest Expense	226	360	473
Interest Income	(765)	(221)	(1,293)
Benefit (provision) for Income Taxes	161	14	424
Depreciation and Amortization	4,154	5,657	9,373

Subtotal Adjustments for EBITDA	3,776	5,810	8,977

EBITDA	$5,780	$4,583	$8,270

Proforma Net Income (Loss) before Preferred Stock Accretion
Net income (loss), as reported	$2,004	($1,227)	($707)
Exit Cost on Facility Closing (San Rafael)	—	—	1,066
Exit Cost on Facility Closing (Discontinued Operation)	—	1,032	817
Cash Severance	457	—	2,801
Non-Cash Severance	—	592	850
Costs of Litigation	1,151	—	1,151
Gain on Sale of EDI Division	—	—	(383)
Loss from Discontinued Operation	—	654	(68)

Subtotal Proforma adjustments	1,608	2,278	6,234

Proforma net income (loss)	$3,612	$1,051	$5,527

Proforma Income (Loss) from Operations
Income (loss) from operations, as reported	$1,572	$628	($437)
Exit Cost on Facility Closing (San Rafael)	—	—	1,066
Cash Severance	457	—	2,801
Non-Cash Severance	—	592	850
Costs of Litigation	1,151	—	1,151
Gain on Sale of EDI Division	—	—	(383)

Subtotal Proforma adjustments	1,608	592	5,485

Proforma Income (loss) from operations	$3,180	$1,220	$5,048

Other Information
Revenue	$60,956	$61,058	$122,211
Costs of Revenue	$23,176	$22,430	$46,389

Gross Margin	$37,780	$38,628	$75,822

Gross Margin %	62%	63%	62%

Exhibit 5 to Press Release dated August 9, 2006